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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported)      August  9, 2000
                                                  -----------------------

                 Integrated Business Systems and Services, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       South Carolina                0-24031                   57-0910139
 ---------------------------    ----------------------       ---------------
(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)




           115 Atrium Way, Suite 228, Columbia, South Carolina 29223
           -----------------------------------------------------------
          (Address, Including Zip Code, of Principal Executive Offices)


                                 (803) 736-5595
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.  OTHER EVENTS.

         The Nasdaq Stock Market has notified Integrated Business Systems and Services, Inc. that it has approved the Company's request for listing its securities on the Nasdaq National Market System. The Company expects that the Company's first day of trading on Nasdaq will be on or about August 15, 2000. A copy of the News Release announcing the Nasdaq listing approval is attached hereto as Exhibit 99 (page 3 of 4).


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  Exhibit 99, News Release, dated August 14, 2000.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.



Date: August 11, 2000               By: /s/Harry P.  Langley
                                        ---------------------------
                                        Harry P.  Langley
                                        Chief Executive Officer




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